Supplement dated March 8, 2000 to the
                             May 3, 1999 (as revised
                              January 11, 2000 and
                            supplemented February 1,
                          2000) Statement of Additional
                              Information - Part II

                      For Nvest Funds Trusts I, II and III

                  Nvest International Equity Fund (the "Fund")
   Nvest Star Worldwide Fund-Segment managed by Loomis Sayles (the "Segment")

                    The following information supplements the
                         section in the Fund's/Segment's
                      Statement of Additional Information -
                           Part II captioned "Appendix
                          C-Advertising and Promotional
                                   Literature"

Advertising and promotional material for the Fund/Segment may refer to the following information:

* The Fund's/Segment's "No-Walls Decision Making (sm)" investment process, in which (i) the managers all meet in person to exchange ideas and make portfolio decisions; (ii) each buy and sell decision is subject to intense scrutiny by the entire team; and (iii) the skill and unique perspective of each manager on the team is leveraged.

* The Fund's/Segment's three portfolio managers each concentrate on a different region of the world. John Tribolet focuses on Europe, Alex Muromcew on Asia and Eswar Menon on Emerging Markets.